ASIA HOUSE FUNDS

                                  ANNUAL REPORT
                                DECEMBER 31, 1995














INVESTMENT ADVISER:
Asia House Investments, Inc.
Shand Morahan Plaza, Suite 307-B
1007 Church Street
Evanston, IL  60201
(708) 733-2200

                               President's Letter
                              A Review of 1995 and
                      Outlook for Asian Investments in 1996


Dear Valued Shareholder,                                       February 6 , 1996

1995 was the second year of consolidation for Asian stock markets. The year began poorly with the Mexican crisis affecting all emerging markets and deflation occurring in the Japanese economy. The remainder of the year was spent digesting these ills. Although the Japanese stock market did improve in the second half of 1995, when measured in U.S. dollars, the return was minimal because the Yen weakened so much. One of the main reasons for the Far East Growth Fund's relative success in 1994 was the same reason why it lagged in 1995 -- Korea. After a strong year in 1994, the Korean market, in which this fund is heavily weighted, fell by 13% (mostly in the first and fourth quarters) in 1995, when measured in U.S. dollars. Also, both funds avoided the Hong Kong stock market in 1995 which, despite the potential for problems in 1997, performed very well, and was a main reason why we underperformed. Meanwhile, fears of economic overheating caused retracements in the ASEAN stock markets, which on average rose very slightly in 1995 when measured in US$.

As of December 31, 1995, the Far East Growth Fund's NAV/share was $8.88, which after adding back the required distribution of $0.293, is lower than the $9.81 level at the end of 1994. In 1994 a distribution of $0.278 was made.The ASEAN Growth Fund's NAV/share decreased to $8.47 (partly due to $0.143 worth of distributions) from $9.11 at the end of the 1994. In 1994 a $0.160 distribution was made.

JAPAN: OVERALL VALUATIONS REMAIN HIGH
The Japanese equity position of the Far East Growth Fund increased to 27% in the second half of 1995. The rebound (when measured in Yen) of the stock market has mostly come from three sources: 1) the weakening of the Yen, which will help exporters' sales and profits; 2) continued lower interest rates-- short term interest rates are less than 1% now, but since inflation is near zero, real interest rates are still positive. Lower interest rates will help profits as Japanese companies have significant debt levels; 3) increased confidence that the Government will use strong means to clean up the banking mess. All of the above factors will increase economic liquidity and help stimulate economic growth in 1996. The stocks purchased were a mixture of export-oriented and domestic consumption-related industries, most of whose p/e ratios should decline to Western levels based on a few years of profit growth. The overall market is still too expensive and the fund's weighting in this market will likely vary through the year.

KOREA: OUR OVERWEIGHT STANCE HURT IN 1995, ESPECIALLY IN DECEMBER
The Korean market succumbed to pressure from higher interest rates in the first half and then rebounded in July as the foreign investment limit was increased to 15% from 12% and a large amount of foreign assets flowed into the country. Interest rates finally began to decline significantly in the third quarter, but then the political crisis hit, culminating in the arrest of the two previous Presidents on corruption and other charges relating to the quashing of student unrest in 1979. Nearly 10% of the Korean position was sold before the market fell sharply in December, but as most of these stocks are already so cheap on a p/e basis, it was hard to sell more. There remain several positives, however: the market should benefit from an increase in the foreign limit to 20%, which should occur in 1996, and corporate earnings growth remains quite strong. As for LG ELECTRONICS (formerly Goldstar), it retained its value in the second half and remains at 4 TIMES ESTIMATED 1995 CONSOLIDATED EARNINGS. Its competing semiconductor stocks in the U.S. did not fare so well, but it still remains cheaper than all of them.

GREATER CHINA: HONG KONG PERFORMS VERY WELL, BUT IS IT MUSICAL CHAIRS?
We continue to believe that exposure to Hong Kong is very risky. Its stock market rose 23% in 1995 despite the uncertain future. There are only 500 days before Hong Kong reverts to communist control and we believe many problems will arise in the colony. Office prices and rents continue to fall, but residential property prices have stabilized. The political situation remains very sticky, with recently elected Democrats squaring off against "the Party line". Meanwhile, Taiwan's stock market has stabilized since the earlier Chinese military maneuvers in the South China Sea, but unwelcome pressure from China will continue until the Taiwanese Presidential election in March. Since most competing South East Asia Funds and the MSCI Index to which we compare the ASEAN Growth Fund have heavy weightings in Hong Kong, it is not surprising that we underperformed both the competition and our MSCI index in 1995 (see graphs overleaf).

ASEAN
1995 was not a prosperous year for ASEAN stock markets, and even less so for the stocks of small to medium sized companies. Most of the stock markets ended at the same level as they began the year, but larger stocks outperformed most smaller stocks, in which both funds are heavily weighted. All of these markets continue to underperform the US stock market. Currencies in the region have remained relatively stable, but excluding Singapore, trade deficits have expanded and inflation has begun to creep up. The high Yen and flooding were greatly to blame for these respective problems, but there is also the factor that several of these economies were (and still are) growing a bit too fast, especially Thailand and Malaysia. Thus, interest rates have risen, which is usually negative for stock markets. For this reason, the Funds sold most of their Malaysian holdings and are waiting for better value before re-investing.
Overall, ASEAN countries should see a reversal of the negative factors which plagued them in 1995 as the Yen has weakened and as flood induced prices recede to normal levels.

Meanwhile, the Singaporean economy, which does not suffer from inflation or trade problems, has held steady. Property prices, especially commercial space, received good news in November, which reversed the third quarter weakness in property stocks. We continue to believe that many more companies will be switching headquarters from Hong Kong to Singapore as 1997 approaches, which should continue be a strong positive for Singaporean property stocks.

Vietnam officially joined ASEAN in the third quarter and has announced that it will organize its stock exchange by the end of 1996, to which we look forward. Myanmar (Burma), Laos and Kampuchea (Cambodia) have been granted observer status in ASEAN, but there will be many years to wait before the Funds will consider investing there.

UPDATE ON  MAJOR HOLDINGS

CROWN SEAL - THAILAND
Third quarter profits rose over 40% year on year and over 100% year to date and still sells on 5 TIMES BROKERS' 1995 ESTIMATED EARNINGS. RETURN ON EQUITY IS ABOVE 20% AND THE PRICE TO 1995 BOOK VALUE IS ONLY 1.1. Consensus brokers' forecasts call for at least 10% earnings growth in 1996. Beverage production is still booming in Thailand as several new beer companies are starting production, much of which will be exported to neighboring Indochinese countries.

ANWAR SIERAD - INDONESIA
This producer of poultry products increased profits by 29% in the first three quarters of 1995, but the stock's performance continues to be weak. It sells on 5 TIMES BROKERS' 1995 ESTIMATED EARNINGS. PRICE TO BOOK RATIO IS ONLY 0.9 TIMES AND RETURN ON EQUITY IS 16%. Consumption of chicken is rising rapidly in Indonesia and per-capita consumption of such remains far below even Thailand's levels.

ACOM AND PROMISE - JAPAN
These consumer finance companies can borrow at less than 4% and lend to individuals (often through ATM machines) at over 25%. Even during the recession, consumer loan growth remained very good and yet the default rate was very low. An improving economy should only improve conditions for these companies. Large banks have traditionally ignored this business as their primary interest is in lending to industry and, unfortunately, real estate. Both stocks have done well versus the market since they were purchased. Earnings growth for ACOM has exceeded 20% per annum for the past three years and should continue at double digit rates, and yet the stock sells at 19 times this year's earnings estimates-a bargain in Japan!

TEN ALLIED-JAPAN
This operator of low-cost pubs, primarily in Tokyo, is poised to benefit from the upturn in Japanese consumer and business entertainment spending. The excesses of the bubble years have forced a shift of spending habits towards thrift, but unit spending is bound to increase. This company will greatly benefit from these trends. Profits have grown 20% per annum over the past five years and should continue at this rate and yet the stock is reasonably (for Japan) priced at 21 times fiscal 1996 earnings.

HUA THAI- THAILAND
Here is an example of how patience pays off. This garment producer, which has significant operations in Vietnam, was trading below 3 times 1995 earnings for most of the year, but recently moved up 40%. It now sells on less than 5 times 1995 earnings (which should grow over 100% from 1994) and yet earnings should grow at least 10% in 1996 and the stock yields over 7%, so the stock remains a great value in Asia House's view.

CONCLUSION

The "value +growth" style of investing sometimes requires a great deal of patience. Brokers often tire of hearing me talk about value, but eventually cheap stocks are discovered and good profits are made. The US stock market has been tough to compete against and if it slows down, there is a good chance that assets will be switched to Asian markets as: 1) valuations in most markets have returned to pre-1993 bubble level; 2) relative stock index performances compared to the Dow Jones have also returned to pre-1993 bubble levels; and 3) economic growth remains strong throughout the region (chart below), excluding Japan, which itself is now clearly creeping out of recession. Thus, we look forward to improvement in 1996 and beyond.


[PICTURED HERE IS A BAR GRAPH SHOWING ASIAN GDP GROWTH WITH THE PLOT POINTS AS
 FOLLOWS]

                94       95E       96E

HK             5.4%      5.0%      5.1%
INDO           7.3%      7.2%      7.2%
JAPAN          0.5%      0.8%      1.7%
KOREA          8.4%      9.2%      7.5%
SING          10.0%      8.4%      7.7%
THAI           8.6%      8.7%      8.2%
MALAYSIA       9.2%      9.3%      8.3%
TAIWAN         6.5%      6.3%      6.4%
PHILIPPINE     4.3%      5.3%      6.0%
CHINA         11.8%      9.7%      9.0%



Source: ING Baring Securities




Thank you for your support.

Sincerely yours,

/s/ John F. Vail
-------------------------

John F. Vail
President, Asia House Funds

                       COMPARISON OF A $10,000 INVESTMENT
                UNANNUALIZED TOTAL RETURN USING MONTH-END VALUES

  [PICTURED HERE ARE TWO LINE GRAPHS COMPARING THE MSCI COMBINED FAR EAST INDEX WITH THE FAR EAST GROWTH FUND AND THE MSCI COMBINED FAR EAST FREE EX JAPAN INDEX
          WITH THE ASEAN GROWTH FUND USING THE PLOT POINTS AS FOLLOWS]

COMPETITORS NAV PER SHARE

                        1/94        2        3       4          5       6         7        8        9      10        11      12/94
                      JANUARY 31         MARCH 31             MAY 31           JUL 29            SEPT 30           NOV 30
FAR EAST GROWTH                   FEB 28           APRIL 29           JUN 30             AUG 31           OCT 31            DEC 31
  FUND                  10000      10030   10050    10110     10120    10110    10470    10260    10210    10290    10280    10090

MSCI COMBINED FAR
  EAST FREE INDEX       10000      10291    9683    10104     10361    10707    10479    10685    10440    10711    10084    10135

ASEAN GROWTH FUND       10000      10010   10010    10050     10100     9960    10120    10120     9940     9780     9490    9271.06

COMBINED FAR EAST
  EX JPN FREE           10000       9426    8400     8796      9171     8764     9263    10007     9845    10038     9080     8857


                        1/95        2        3       4          5       6         7        8        9      10        11      12/95
                      JANUARY 31         MARCH 31             MAY 31           JUL 29            SEPT 30           NOV 30
FAR EAST GROWTH                   FEB 28           APRIL 29           JUN 30             AUG 31           OCT 31            DEC 31
  FUND                9400.87    9328.88 9791.72  9421.44   9565.44  9514.01  9740.29  9287.73  9585.61  9596.24  9404.95  9436.83

MSCI COMBINED FAR
  EAST FREE INDEX        9458       9239    9938    10322     10003     9590    10231     9805     9908     9432     9861    10435

ASEAN GROWTH FUND        8600       8729    8650  8355.15   8945.41  9006.47  9118.40  8802.93  8768.38  8564.70  8554.52  8768.53

COMBINED FAR EAST
  EX JPN FREE            7907       8706    8748     8665      9721     9574     9726     9263     9424     9280     9183     9993



January 31,1994 through December 31,1995 Total Unannualized Returns MSCI Combined Far East Free 4.3% vs. Far East Growth Fund -5.6%
MSCI Combined Far East Free ex Japan -0.1% vs ASEAN Growth Fund -12.3%

These charts compare the funds' total unannualized return with that of a comparable index. For the Far East Growth Fund and the ASEAN Growth Fund, the comparable index is Morgan Stanley Capital International's (MSCI) Combined Far East Free Index and MSCI's Combined Far East Free ex Japan Index, respectively. The lines of the chart represent the total return of a $10,000 hypothetical investment in each of the funds. Total return assumes the reinvestment of income, dividends and capital gains distributions. Please note that past performance is not indicative of future results. Share value and return may vary so that shares, when redeemed, may be worth more or less than their original cost. Fund inception was January 25th, 1994 and closest month-end was January 31, 1994.

                    ASIA HOUSE FUNDS - FAR EAST GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1995

                                                                                   PAR/SHARE                  PERCENT OF
  DESCRIPTION                                                                       AMOUNT       MARKET VALUE NET ASSETS
  STOCKS AND EQUIVALENTS

  INDONESIA
  Anwar Sierad (Foreign)........................................................... 115,000   $        54,067
  Barito Pacific Timber............................................................  59,500            43,587
  Pt Berlian Laju Tanker (Foreign).................................................  60,000            18,369
  Pt Sumalindo Lestari Jaya (Foreign)..............................................  28,500            23,059
                                                                                                      139,082       8.3%
  JAPAN
  Acom Company Ltd.................................................................   2,000            83,685
  Denyo Company Ltd................................................................   4,000            45,716
  Hitachi AIC......................................................................  15,000            92,256
  Kuraya Corp......................................................................   3,000            44,748
  Mikuni Coca-Cola Bottling Ltd....................................................   3,000            40,971
  Okinawa Electric Power...........................................................     808            21,835
  Promise Company Ltd..............................................................   1,000            48,138
  Ten Allied.......................................................................   5,000            74,580
                                                                                                      451,929      27.1%
  KOREA
  Daedong Industrial...............................................................   3,000            46,020
  Daesung Consolidated.............................................................     500            12,375
  Daewoo Heavy Industries Preferred Stock..........................................   2,780            23,294
  Global Enterprise Preferred Stock................................................   2,600            78,762
  Hanil Cement Manufacturing Ltd...................................................     800            46,407
  Kohap Company Ltd................................................................     262             3,411
  Korea Cast Iron Pipe Industry....................................................     800            42,282
  Korea Reinsurance................................................................   1,400            54,141
  LG Information & Communication *.................................................     440            40,271
  L.G. Electronics.................................................................   1,434            49,910
  Sam Yang Company Ltd Preferred Stock.............................................      88             1,418
  Shinyoung Securities Company Preferred Stock.....................................   2,675            31,379
                                                                                                      429,670      25.8%
  THAILAND
  Crown Seal  Ltd..................................................................   8,200            19,043
  Crown Seal Ltd (Foreign).........................................................  46,300           121,310
  Hua Thai Manufacturing Ltd (Foreign).............................................   8,000            23,819
                                                                                                      164,172       9.9%
  TOTAL  STOCKS AND EQUIVALENTS (Cost $1,314,530)                                                   1,184,853      71.1%

  CORPORATE CONVERTIBLE DEBT

  HONG KONG
  Hon Kwok Land............................................. 4.875% 12/15/00   USD   50,000            43,125       2.6%

  JAPAN
  Matsushita Electric....................................... 1.400% 09/30/96   JPY 3,000,000           33,706
  Snow Brand Milk........................................... 1.700% 03/31/03   JPY 2,000,000           18,306
                                                                                                       52,012       3.1%

                See accompanying notes to financial statements.

                    ASIA HOUSE FUNDS - FAR EAST GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1995 - CONTINUED

                                                                                   PAR/SHARE                  PERCENT OF
  DESCRIPTION                                                                       AMOUNT       MARKET VALUE NET ASSETS

  THAILAND
  Union Asia Finance Public Company ........................ 3.375% 12/22/03   USD   75,000   $        52,313       3.1%

  TOTAL  CORPORATE CONVERTIBLE DEBT (Cost $147,847)                                                   147,450       8.8%

  SHORT-TERM INVESTMENTS

  Prudential-Bache  Repurchase Agreement,  dated 12/29/95,
  due 01/02/96,  with a maturity value of $198,936 and an
  effective yield of 5.39%,  collateralized by
  Federal National Mortgage Association, 9%, 9/01/22
  with an aggregate market value of $202,793, at amortized cost                  $  198,817           198,817      12.0%


  TOTAL INVESTMENTS  (Cost $1,661,194)**                                                            1,531,120      91.9%

  Excess of Other Assets over Liabilities                                                             134,469       8.1%

  NET ASSETS                                                                                  $     1,665,589     100.0%

  NOTES TO THE PORTFOLIO OF INVESTMENTS:

  The principal amount of each debt security is stated in the currency in which the security is denominated.

  JPY      Japanese Yen
  USD      United States Dollar

  *        Non-income producing security.
  **       The aggregate  identified cost for federal income tax purposes is $1,661,194 resulting in gross  unrealized  appreciation  and depreciation  of $100,971 and  $231,045,  respectively,  and net  unrealized depreciation of $130,074.

                See accompanying notes to financial statements.

                    ASIA HOUSE FUNDS - FAR EAST GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1995 - CONTINUED


           At December 31, 1995,  industry sector  diversification of the Fund's
           Port  of  Investments,   excluding  short-term  investments,  was  as
           follows:
                                            PERCENTAGE OF
           INDUSTRY SECTOR                    NET ASSETS

           Financial Services                     13.0 %
           Packaging                               8.5
           Food And Beverage                       8.0
           Machinery                               6.9
           Transportation                          5.8
           Electrical Equipment                    5.5
           Electronics                             5.0
           Forestry                                4.0
           Insurance                               3.3
           Chemicals                               3.2
           Manufacturing                           2.8
           Health Care                             2.7
           Real Estate                             2.6
           Metals And Mining                       2.5
           Communication                           2.4
           Textiles                                1.7
           Utilities                               1.3
           Diversified                             0.7
                                                  79.9 %


              See accompanying notes to the financial statements.

                      ASIA HOUSE FUNDS - ASEAN GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1995

                                                                                  PAR/SHARE                  PERCENT OF
  DESCRIPTION                                                                      AMOUNT       MARKET VALUE NET ASSETS

  STOCKS AND EQUIVALENTS

  INDONESIA
  Anwar Sierad (Foreign)..........................................................  80,000   $        37,611
  Bank International Indonesia (Foreign)..........................................   2,500             8,282
  Pt Argha Karya Prima Industry (Foreign).........................................  25,000            22,141
  Pt Berlian Laju Tanker (Foreign)................................................  35,000            10,715
                                                                                                      78,749        7.8%
  MALAYSIA
  Kelang Container Terminal.......................................................  16,000            40,646        4.0%

  SINGAPORE
  First Capital Corp of Singapore.................................................  14,000            38,812
  Liang Court Holdings Ltd Warrants*..............................................   6,250             2,321
  Liang Court Holdings Ltd........................................................  25,000            24,929
  Straits Steamship Land..........................................................  11,000            37,185
  United Overseas Bank Warrants*..................................................   5,000            20,156
  United Overseas Land Ltd........................................................  19,000            36,146
                                                                                                     159,549       15.7%
  THAILAND
  Ayudhya Insurance Company Ltd...................................................   4,000            26,042
  Crown Seal Ltd .................................................................  10,000            23,224
  Crown Seal Ltd (Foreign)........................................................  20,000            52,402
  Hua Thai Manufacturing Ltd (Foreign)............................................  11,500            34,240
  International Cosmetics (Foreign)...............................................   3,600            32,870
  Pacific Insurance Company Ltd...................................................   7,000            16,256
                                                                                                     185,034       18.3%
  TOTAL  STOCKS AND EQUIVALENTS (Cost $565,008)                                                      463,978       45.8%

  CORPORATE CONVERTIBLE DEBT

  THAILAND
  Tanayong Public Company................................. 3.500%  03/01/04   USD  100,000            72,250
  Union Asia Finance Public Company ...................... 3.375%  12/22/03   USD   75,000            52,313
                                                                                                     124,563       12.3%
  TOTAL  CORPORATE CONVERTIBLE DEBT (Cost $122,074)                                                  124,563       12.3%

  SHORT-TERM INVESTMENTS

  Prudential-Bache  Repurchase Agreement,  dated 12/29/95,
  due 01/02/96,  with a  maturity value of $145,912 and an
  effective yield of 5.39%,  collateralized by
  Federal National Mortgage Association, 9%, 9/01/22,
  with an aggregate market value of $148,741, at amortized cost                 $  145,824           145,824       14.4%

              See accompanying notes to the financial statements.

                      ASIA HOUSE FUNDS - ASEAN GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1995 - CONTINUED

                                                                                  PAR/SHARE                  PERCENT OF
  DESCRIPTION                                                                      AMOUNT       MARKET VALUE NET ASSETS



  TOTAL INVESTMENTS  (Cost $832,906)**                                                       $       734,365       72.5%

  Excess of Other Assets over Liabilities                                                            277,877       27.5%

  NET ASSETS                                                                                 $     1,012,242      100.0%

  NOTES TO THE PORTFOLIO OF INVESTMENTS:

  The principal amount of each debt security is stated in the currency in which the security is denominated.

  USD      United States Dollar


  *        Non-income producing security.
  **       The aggregate  identified cost for federal income tax purposes is  $832,906 resulting  in gross  unrealized  appreciation  and depreciation  of $20,509 and  $119,050,  respectively,  and net unrealized depreciation of $98,541.

           At December 31, 1995, industry sector diversification of the Fund's Portfolio of Investments, excluding short-term investments, was as follows:

                                                  PERCENTAGE OF
           INDUSTRY SECTOR                          NET ASSETS

           Real Estate                                     20.8 %
           Packaging                                        9.6
           Chemicals                                        7.0
           Financial Services                               5.2
           Transportation                                   5.1
           Insurance                                        4.2
           Textiles                                         3.4
           Banking                                          2.8
                                                           58.1 %


                See accompanying notes to financial statements.

ASIA HOUSE FUNDS


STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1995

                                                               FAR EAST            ASEAN
                                                                GROWTH            GROWTH
                                                                 FUND              FUND
ASSETS:
  Investments, at value (Note 1)                            $  1,531,120      $    734,365
  Foreign currency, at value (Note 1)                            143,328           284,260
  Receivable from Investment Adviser                               4,933             2,612
  Deferred organization expenses (Note 1)                         12,764            12,764
  Prepaid insurance                                                1,121             1,469
  Dividends and interest receivable                                1,035             3,283

    Total assets                                               1,694,301         1,038,753


LIABILITIES:
  Payable to affiliate -
    Distribution fees (Note 2)                                     2,722             1,594
  Accrued expenses and other liabilities                          25,990            24,917

    Total liabilities                                             28,712            26,511


NET ASSETS                                                  $  1,665,589      $  1,012,242

Net asset value per share based upon respective
     capital stock shares outstanding                       $       8.88      $       8.47

NET ASSETS CONSIST OF:
  Paid-in capital                                           $  1,892,799      $  1,197,372
  Accumulated undistributed (distributions in excess of)
      net investment income                                       31,755              (271)
  Accumulated net realized loss on investments                  (126,391)          (85,172)
  Net unrealized depreciation on investments
      and foreign currency denominated assets and liabilities   (132,574)          (99,687)

    NET ASSETS                                              $  1,665,589      $  1,012,242


Cost basis of investments                                   $  1,661,194      $    832,906

Cost basis of foreign currency                              $    145,828      $    285,406

Capital stock shares outstanding                                 187,582           119,565

                See accompanying notes to financial statements.

ASIA HOUSE FUNDS


STATEMENTS OF OPERATIONS - YEAR ENDED DECEMBER 31, 1995

                                                                     FAR EAST     ASEAN
                                                                      GROWTH     GROWTH
                                                                       FUND       FUND
INVESTMENT INCOME:
  Dividends (net of foreign tax expense of $4,124 and $2,854,
         respectively)                                             $   26,436 $   11,710
  Interest                                                             33,829     24,019
      Total income                                                     60,265     35,729

EXPENSES:
  Custodian, administrative and transfer agent fees                   142,679    140,961
  Management fee (Note 2)                                              21,527     12,641
  Auditing fees                                                        13,477     13,362
  Insurance                                                             8,917      5,341
  Legal fees                                                           10,106      6,040
  Distribution fees (Note 2)                                            2,111      1,204
  Amortization of organization expenses (Note 1)                        4,161      4,161
  Miscellaneous                                                         2,119      1,570
      Total expenses                                                  205,097    185,280

      Less:  Fees waived and expenses reimbursed
                  by the Adviser (Note 2)                            (162,941)  (160,525)

      Net expenses                                                     42,156     24,755

        Net investment income                                          18,109     10,974

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN  CURRENCY RELATED  TRANSACTIONS:

  Net realized gain (loss) on:
      Investments                                                     (95,647)   (82,909)
      Foreign currency transactions                                   (16,883)     3,049

        Net realized loss on investments and foreign currency
          related transactions                                       (112,530)   (79,860)

  Change in net unrealized appreciation (depreciation) on investments
      and foreign currency denominated assets and liabilities         (33,193)     7,521

  Net realized and unrealized loss on investments and
      foreign currency related transactions                          (145,723)   (72,339)


NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                  $ (127,614)$  (61,365)

                See accompanying notes to financial statements.

ASIA HOUSE FUNDS


STATEMENTS OF CHANGES IN NET ASSETS

                                                        FAR EAST GROWTH FUND              ASEAN GROWTH FUND

                                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                           1995        1994*              1995            1994*
INCREASE IN NET ASSETS:
Operations:
  Net investment income                          $       18,109    $     3,141   $      10,974      $        10,396
  Net realized gain (loss) on investments
    and  foreign currency related transactions         (112,530)       107,104         (79,860)               6,873
  Net  unrealized appreciation (depreciation) on
    investments and foreign currency
    denominated assets and liabilities                  (33,193)       (99,381)          7,521             (107,208)
  Net increase (decrease) in net assets
    resulting from operations                          (127,614)        10,864         (61,365)             (89,939)


Distributions declared to shareholders from:
  Net investment income                                    (304)        (2,563)        (10,974)              (9,150)
  In excess of net  investments income                 -              -                 (6,231)            -
  Net realized gain on investments and  foreign
    currency related transactions                      -               (52,247)       -                      (7,851)
  In excess of net realized gain on investments
      and foreign currency related transactions         (55,346)      -               -                      (2,263)

  Total distributions declared to shareholders          (55,650)       (54,810)        (17,205)             (19,264)

Fund share transactions:  (Note 4)
  Proceeds from sale of shares                          132,325      2,038,500          88,047            1,202,500
  Net asset value of shares issued to shareholders
    in payment of distributions declared                 53,707         52,867          14,847               17,136
  Cost of shares repurchased                           (324,600)       (60,000)       (125,776)             (96,739)

  Net increase (decrease) in net assets
    resulting from Fund share transactions             (138,568)     2,031,367         (22,882)           1,122,897

  Total increase (decrease) in net assets              (321,832)     1,987,421        (101,452)           1,013,694

NET ASSETS:
  Beginning of period                                 1,987,421       -              1,113,694              100,000

  End of period (including undistributed
    (distributions in excess of) net
    investment income of $31,755, $103,
    ($271) and $268, respectively)               $    1,665,589    $ 1,987,421   $   1,012,242      $     1,113,694


* For the period from January 25, 1994  (commencement of operations) to December 31, 1994.

                See accompanying notes to financial statements.

ASIA HOUSE FUNDS

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                         FAR EAST GROWTH FUND              ASEAN GROWTH FUND

                                                        YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                            1995       1994**              1995          1994**

NET ASSET VALUE, BEGINNING OF PERIOD                $     9.81     $    10.00       $     9.11      $      10.00

Income (loss) from investment operations:***
   Net investment income (a)                              0.097          0.014            0.091             0.078
   Net realized and unrealized gain (loss) on investments
     and foreign currency related transactions           (0.734)         0.074           (0.588)           (0.808)

   Total from investment operations                      (0.637)         0.088           (0.497)           (0.730)

Less distributions declared to shareholders:
   From net investment income                            (0.001)        (0.013)          (0.091)           (0.076)
   In excess of net investment income                  -              -                  (0.052)         -
   From net realized gain on investments and foreign
     currency related transactions                     -                (0.265)        -                   (0.065)
   In excess of net realized gain on investments and
     foreign currency related transactions               (0.292)      -                -                   (0.019)

   Total distributions declared to shareholders          (0.293)        (0.278)          (0.143)           (0.160)

NET ASSET VALUE, END OF PERIOD                      $     8.88     $     9.81       $     8.47      $       9.11

TOTAL RETURN (B)                                         (6.47%)          0.90%          (5.42%)           (7.29%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                 $    1,666     $    1,987       $    1,012      $      1,114
   Net expenses to average
     daily net assets (a)                                  2.35%          2.35%*           2.35%             2.35%*
   Net investment income to average
     daily net assets (a)                                  1.01%          0.19%*           1.04%             0.97%*
   Portfolio turnover rate                                  107%            52%              81%               59%

(a)  The  investment  adviser waived its management fee and reimbursed the Funds for  certain  other  expenses  for the periods indicated.  Had the  waiver and  reimbursement  of  expenses  been  limited  to that as  required  by  state securities law, the net  investment income per share and the ratios would have been:

     Net investment loss                             $   (0.660)    $   (0.558)      $   (1.138)     $     (0.902)

     Net expenses to average
       daily net assets                                   10.24%         10.11%*          16.39%            14.54%*

     Net investment loss
       to average daily net assets                       (6.88%)        (7.57%)*        (13.00%)          (11.22%)*

(b)  The total  returns  would have been  lower had  certain  expenses  not been waived during the period shown. Amount is not annualized.

*    Annualized.

**   For the period from January 25, 1994 (commencement of operations) to December 31, 1994.

***  Per share amounts for the year ended December 31, 1994 have been calculated using the monthly average share method which more  approximately  presents the per  share  data for the  period,  since the use of the  undistributed method does not accord with the results of operations.

                See accompanying notes to financial statements.

ASIA HOUSE FUNDS


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Asia House Funds (the "Trust") is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust currently consists of two diversified portfolios, the Far East Growth Fund and the ASEAN Growth Fund, (individually "a Fund" and collectively "the Funds"), which commenced operations on January 25, 1994. The Declaration of Trust permits the Trustees to create an unlimited number of funds, each of which issues a separate series of shares. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   PORTFOLIO VALUATION
   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Equity securities identified as "foreign shares" may be valued at the value assigned to "local shares" of the same companies on days where there are no valuations available for the foreign shares. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed best to reflect fair value by the Board of Trustees or by persons delegated by the Board. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations maturing sixty days or less are valued at amortized cost as calculated in the base currency and translated into United States (U.S.) dollars at the current exchange rate. Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the Trust as authorized by the Board of Trustees.

   FOREIGN  CURRENCY  TRANSLATION
   The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

ASIA HOUSE FUNDS

   FORWARD  CURRENCY  CONTRACTS
   The Funds may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward currency contract is extinguished, through delivery or offset by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

   REPURCHASE  AGREEMENTS
   The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The collateral is marked to market daily to ensure that the market value including accrued interest of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited. The Funds will enter into repurchase agreements only with dealers or banks determined by the Adviser to present minimal credit risks pursuant to procedures established by the Board of Trustees to evaluate creditworthiness.

   FEDERAL TAXES
   The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates. At December 31, 1995, the Far East Growth Fund and ASEAN Growth Fund, for federal income tax purposes, had a capital loss carryover of $126,391 and $72,507, respectively, which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on December 31, 2003. Additionally, at December 31, 1995, net losses of $547 and $12,936 attributable to transactions incurred after October 31, 1995 by the Far East Growth Fund and ASEAN Growth Fund, respectively, are treated as arising on the first day of the Fund's next taxable year.

ASIA HOUSE FUNDS

   DISTRIBUTIONS TO SHAREHOLDERS
   The Funds intend to declare distributions from net investment income and net realized short-term and long-term capital gains, if any, annually. All distributions will be paid in shares of the Funds, at net asset value, unless the shareholder elects to receive cash distributions.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, excise tax regulations and utilization of capital loss carryovers. Permanent differences relating to shareholder distributions will result in reclassifications to paid-in capital. For the period ended December 31, 1995, amounts resulting from differences in book and tax accounting have been reclassified at year-end to undistributed net investment income, accumulated net realized loss, and paid-in capital as follows:

                                                INCREASE IN
                                               UNDISTRIBUTED             DECREASE IN
                                               NET INVESTMENT            ACCUMULATED              DECREASE IN
                                                  INCOME                REALIZED LOSS           PAID-IN CAPITAL
                                            ---------------------    ---------------------    --------------------
     Far East Growth Fund                 $               13,847   $               13,847   $                   -
     ASEAN Growth Fund                                     5,692                    3,049                   2,643

   INVESTMENT TRANSACTIONS AND INCOME
   Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded when the Fund is informed of the ex-date. Interest income is recorded on the accrual basis. In determining the net realized gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

   EXPENSES
   The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

   DEFERRED ORGANIZATION EXPENSES
   Costs incurred by the Funds in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period beginning on the commencement of operations. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of redemption.

ASIA HOUSE FUNDS

   USE OF ESTIMATES -
   The preparation of financial statements in conformity with generally accepted accounting policies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   INVESTMENT RISK
   There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and U.S. securities markets.


2. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
   The Funds pay Asia House Investments Inc., the Funds' adviser (the "Adviser"), for management and investment advisory services at an annual rate of 1.20% of average daily net assets. The Adviser has currently agreed to waive its fee and additionally reimburse each Fund to the extent each Fund's annual expenses (including management fee but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs) exceed 2.35% of average daily net assets.

   The Trustees have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, which provides that the Funds will pay the Adviser a monthly distribution fee at the annual rate of up to 0.25% of the Funds' average daily net assets. This fee is used by the Adviser to cover costs associated with servicing shareholder accounts, marketing and distribution. The effective rate of the distribution fee charged to the Far East Growth Fund and ASEAN Growth Fund for the year ended December 31, 1995 was 0.12% and 0.11%, respectively.

   Certain officers and trustees of the Funds are also officers or trustees of the Adviser. No officer or trustee of the Adviser receives any compensation from the Funds for serving as Trustee or officer of the Funds.

ASIA HOUSE FUNDS

3. PURCHASES AND SALES OF SECURITIES
   Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1995 were as follows:

                                         Purchases                Sales
                                       ---------------        ---------------
       Far East Growth Fund            $1,672,737               $1,588,696
       ASEAN Growth Fund               $  562,742               $  647,705


4. SHARE TRANSACTIONS
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Funds' shares were as follows:


                                                    Far East Growth Fund Year                ASEAN Growth Fund
                                                      Ended December 31,                  Year Ended December 31,
                                                   1995               1994*                1995              1994*
                                              ===================================    ===================================
      Shares sold                                  14,510             202,869               10,324             120,360
      Shares issued to shareholders in
         reinvestment of distributions              6,082               5,428                 1791               1,893
      Shares repurchased                          (35,598)             (5,709)             (14,845)             (9,958)
                                              ----------------    ---------------    ------------------   --------------
      Net increase/decrease                       (15,006)            202,588               (2,730)            112,295
      Fund shares:
        Beginning of period                        202588              ---                 122,295              10,000
                                              ----------------    ---------------    ------------------   --------------
        End of period                             187,582             202,588              119,565             122,295
                                              ================    ===============    ==================   ==============


Percentage of shares held by Asia
House Investments Inc. and
interested directors of the Fund
(or affiliates thereof) at the end of
the period                                         62.82%             71.50%                60.88%              64.47%
                                               ===============    ================   =================   ==============

Percentage of shares held by other
individuals in excess of 10% of
outstanding shares at the end of
the period                                         19.95%             15.23%               17.31%               16.64%
                                               ===============    ================   =================   ==============

* For the period from January 25, 1994 (commencement of operations) to December 31, 1994.

Independent Auditors' Report


To the Trustees of Asia House Funds and Shareholders of Far East Growth Fund and ASEAN Growth Fund:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Asia House Funds (comprising, respectively, Far East Growth Fund and ASEAN Growth Fund) as of December 31, 1995 and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years ended December 31, 1995 and 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective funds constituting Asia House Funds at December 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
February 1, 1996